June 19, 1998


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D. C. 20459

RE:  CHITTENDEN CORPORATION CURRENT REPORT ON FORM 8-K
     REGISTRATION NUMBER 0-7974

To Whom it May Concern:

Pursuant to 8-K filing requirements, under the Securities and Exchange Act of 1934, there is appended to this transmittal, an electronic file of the current report (on Form 8-K) of Chittenden Corporation, Two Burlington Square, Burlington, Vermont 05401.

If you have any questions concerning this report, please telephone the undersigned at (802) 660-1410.

Kindly acknowledge receipt of this letter by COMPUSERVE E-MAIL.

Very truly yours,

S/ F. SHELDON PRENTICE
   Senior Vice President, General Counsel and Secretary


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 19, 1998



                             CHITTENDEN CORPORATION
                            (Exact name of Registrant
                            as specified in charter)


Vermont                                 0-7974                  03-0228404
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                    File Number)            Identification No.)


Two Burlington Square, Burlington, Vermont                         05401
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (802) 660-1410



                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

ITEM 5.  OTHER EVENTS

On June 17, 1998, the Registrant announced that the Chittenden Corporation's Board of Directors had authorized the expansion of the Company's common stock repurchase program by 500,000 shares to a total of 1,750,000 shares. A copy of the press release dated June 17, 1998 is attached as an exhibit to this Form 8-K.

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                               PAGE NUMBER

     (28) Additional Exhibits                                      5

          Press Release related to announcement
          of expansion of the Company's common
          stock repurchase program.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice
         Senior Vice President, General Counsel and Secretary

DATE: JUNE 19, 1998